FIRST AMENDMENT TO MASTER LEASE
                        -------------------------------
                                   (Phase II)

     THIS FIRST AMENDMENT TO MASTER LEASE (this "Agreement") is made and entered into as of this ___ day of September, 2003 (the "Effective Date"), by and between Fort Austin Real Estate Holdings, LLC, a Delaware limited liability company; ARC Santa Catalina Real Estate Holdings, LLC, a Delaware limited liability company; ARC Richmond Place Real Estate Holdings, LLC, a Delaware limited liability company; ARC Holland Real Estate Holdings, LLC, a Delaware limited liability company; ARC Sun City Center Real Estate Holdings, LLC, a Delaware limited liability company; ARC Lake Seminole Square Real Estate Holdings, LLC, a Delaware limited liability company; and ARC Brandywine Real Estate Holdings, LLC, a Delaware limited liability company (collectively, as their interests may appear, "Lessor"), on the one hand, and Fort Austin Limited Partnership, a Texas limited partnership; ARC Santa Catalina, Inc., a Tennessee corporation; ARC Richmond Place, Inc., a Delaware corporation; Freedom Village of Holland, Michigan, a Michigan general partnership; Freedom Village of Sun City Center, Ltd., a Florida limited partnership; Lake Seminole Square Management Company, Inc., a Tennessee corporation; Freedom Group-Lake Seminole Square, Inc., a Tennessee corporation; and ARC Brandywine, LLC, a Tennessee limited liability company (collectively and jointly and severally, "Lessee"), on the other hand.

                                    RECITALS
                                    --------

     A. Lessor is the "Lessor" and Lessee is the "Lessee" pursuant to that certain Master Lease dated September 30, 2002 (as amended to date, the "Lease"), covering certain "Leased Property," as more particularly described in the Lease.

     B. Lessor desires to execute this amendment to the Lease pursuant to and in accordance with Section 31.2 of the Lease to separate and remove the Tucson Facility, Austin Facility and Ft. Worth Facility (collectively, the "Separated Properties") from the Lease. ARC Santa Catalina Real Estate Holdings, LLC ("ARC Santa Catalina") and ARC Fort Austin Real Estate Holdings, LLC ("ARC Fort Austin") are the respective fee owners of the Tucson Facility and the Austin and Ft. Worth Facilities, and in connection with Lessor's desire to separate and remove such Facilities from the Lease, desire to execute a New Lease (as defined in the Lease) covering the Tucson Facility, Austin Facility and Ft. Worth Facility.

     C. Additionally, Lessor and Lessee desire to terminate the Lease with respect to the Denver Facility (the "Terminated Property"), as more particularly set forth below.

     D. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Lease.

                                    AGREEMENT
                                    ---------

     IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. Separated Properties.

          (a) Separation of Separated Properties. Subject to all of the terms and conditions of this Agreement and the Lease, the Separated Properties shall be separated and removed from the Lease upon the Effective Date. Except as set forth in this Agreement, neither Lessor nor Lessee shall have any further obligations to the other pursuant to the Lease with respect to the Separated Properties subsequent to the Effective Date.

          (b) New Lease. Concurrently herewith, ARC Santa Catalina and ARC Fort Austin, on the one hand, and Fort Austin Limited Partnership, a Texas limited partnership ("Fort Austin Lessee") and ARC Santa Catalina, Inc., a Tennessee corporation ("Santa Catalina Lessee"), on the other hand, shall concurrently execute a New Lease with respect to the Tucson Facility, Austin Facility and Ft. Worth Facility.

     2. Terminated Property.

          (a) Termination of Lease With Respect to Terminated Property. Subject to all of the terms and conditions of this Agreement, the respective obligations of Lessor and Lessee under the Lease with respect to the Terminated Property shall terminate upon the Effective Date. Except as set forth in this Agreement, neither Lessor nor Lessee shall have any further obligations to the other pursuant to the Lease with respect to the Terminated Property subsequent to the Effective Date.

     3. Cessation of Obligations Under Lease and Reservations. Notwithstanding anything to the contrary herein, the following obligations of Lessee with respect to the Separated Properties and the Terminated Property shall be reserved and continue subsequent to the Effective Date (as used in this Sections 3 and 5 of this Agreement, "Lessee" shall have the meaning given to it under the Lease, without reference to this Agreement):

          (a) Lessee agrees to defend, indemnify and hold harmless Lessor from and against any and all liens, claims, costs, losses, expenses, damages, actions and causes of action for which Lessee is responsible under the Lease with respect to the Separated Properties and the Terminated Property and which accrue or accrued on or before the Effective Date or result from a breach of representation or warranty of Lessee as set forth herein.

          (b) Lessee shall remain liable for (i) the cost of any and all Impositions, insurance premiums, utilities charges and other expenses incurred in connection with the operation, maintenance and use of the Separated Properties and the Terminated Property through and including the Effective Date until full payment thereof and (ii) all Minimum Rent and Additional Rent payable under the Lease through and including the Effective Date (prorating such Minimum Rent and Additional Rent as applicable) until full payment thereof. Without limiting the foregoing, Lessee shall remain responsible for and shall pay all 2002 assessments for real estate taxes due and payable in 2003, and for all prior years. Lessee shall also be responsible for and pay its proportionate share of all real estate taxes which are assessed in 2003 and which are due and payable in 2003, based upon the number of days between January 1, 2003 and the Effective Date.

          (c) Lessee shall remain responsible for any personal property tax liens assessed against the Separated Properties and the Terminated Property or any personal property of Lessee therein with a lien date prior to the Effective Date (including all personal property taxes assessed in 2003 which are due and payable in 2004, and for all prior years), irrespective of the date of the billing therefor, and shall indemnify and hold Lessor harmless with respect to any claims for such taxes or resulting from non-payment thereof.

     4. Amendments.

          (a) The following definitions shall be amended and restated in their entirety as follows effective as of the Effective Date:

         "Lessee: Collectively, and jointly and severally, ARC Richmond Place, Inc., a Delaware corporation; Freedom Village of Holland, Michigan, a Michigan general partnership; Freedom Village of Sun City Center, Ltd., a Florida limited partnership; Lake Seminole Square Management Company, Inc., a Tennessee corporation; Freedom Group-Lake Seminole Square, Inc., a Tennessee corporation; and ARC Brandywine, LLC, a Tennessee limited liability company; provided, however, that it is agreed and understood by all parties hereto that, with respect to each Facility, only the License Holder with respect to such Facility shall be entitled to operate or maintain such Facility, and in no event shall any Lessee other than the applicable License Holder with respect to such Facility be entitled to operate or maintain such Facility or take other actions with respect to such Facility to the extent that such operations or the taking of such actions would violate the licensure requirements or other laws or regulations of any governmental authority with respect to such Facility. Notwithstanding the foregoing, nothing herein shall affect the joint and several liability of the Lessees."

          "Lessor: Collectively, as their interests may appear, ARC Richmond Place Real Estate Holdings, LLC, a Delaware limited liability company; ARC Holland Real Estate Holdings, LLC, a Delaware limited liability company; ARC Sun City Center Real Estate Holdings, LLC, a Delaware limited liability company; ARC Lake Seminole Square

Real Estate Holdings, LLC, a Delaware limited liability company; and ARC Brandywine Real Estate Holdings, LLC, a Delaware limited liability company; provided, however, that with respect to any matter as it relates to a particular Facility (including, but not limited to, any matter in which Lessor's consent or approval is required for a particular Facility), as used herein, "Lessor" shall mean only that Lessor which is the fee owner of such Facility. As of the date hereof, the "Lessor" for each Facility is as set forth on Exhibit H attached hereto."

          (b) Santa Catalina Lessee and Fort Austin Lessee shall be released from any duties, obligations and liabilities under the Lease, as hereby amended, as to the balance of the Leased Property (i.e., all Leased Property other than the Separated Properties and the Terminated Property) first accruing after the Effective Date; provided, however, that the foregoing shall not be construed to release Santa Catalina Lessee and Fort Austin Lessee from (i) any duties, obligations and liabilities under the Lease, as hereby amended, or the New Lease relating to the Separated Properties (including, without limitation, the duties, obligations and liabilities relating to the Separated Properties and Terminated Property resulting pursuant to Section 3 above) or (ii) any duties, obligations and liabilities under the Lease, as hereby amended, as to all of the Leased Property, to the extent any such duties, obligations and liabilities relate to the period prior to the Effective Date.

          (c) Exhibits A-1, A-2, A-8 and A-9 shall be deleted in their entirety.

          (d)  Exhibit B shall be amended and restated with the information on
               Schedule 1 attached hereto.

          (e)  Exhibit F shall be amended and restated with the information on
               Schedule 2 attached hereto.

          (f)  Exhibit G shall be amended and restated with the information on
               Schedule 3 attached hereto.

          (g)  Exhibit H shall be amended and restated with the information on
               Schedule 4 attached hereto.

          (h)  Exhibit K shall be amended and restated with the information on
               Schedule 5 attached hereto.

          (i) With respect to calculating Allocated Minimum Rent increases for the Sun City Facility, the words "the applicable CPI Increase (expressed as a decimal) for such Lease Year" in the first sentence of Section 3.1.2 shall be replaced with "0.025". Additionally, Section 3.13 of the Lease shall have no application to the Sun City Facility (i.e., from and after the Effective Date, there will be no Allocated Additional Rent due for the Sun City Facility).

     5. Representations and Covenants. Lessee represents, warrants and covenants as follows:

          (a) That Lessee shall neither take any action nor fail to take any action the result of which will be the imposition of any liens upon the Separated Properties or the improvements or fixtures thereon or therein or the creation of any claims against Lessor. It is hereby mutually agreed that this provision is not intended to bestow any benefit upon any person who is not a party to this Agreement.

          (b) The Separated Properties and all improvements and fixtures therein are free and clear of any liens, claims or encumbrances created or suffered by, through or under Lessee, or its Affiliates, sublessees or other third parties for whom Lessee is responsible.

          (c) Neither Lessor nor Lessee is in default under the Lease, and Lessee does not claim any offsets, credits or defenses against rents or other amounts payable under the Lease or the calculation thereof, nor does Lessee have any other claim against Lessor under the Lease or with respect to the Leased Property.

     6. Consent of Lessor. Lessor hereby consents to each of the following:

          (a) Guarantor's execution of that certain Guaranty of Obligations dated of even date herewith in favor of ARC Santa Catalina, ARC Fort Austin, Health Care Property Investors, Inc. ("HCPI"), and Texas HCP Holdings, L.P., a Delaware limited partnership ("Texas HCP"), with respect to the New Lease for the Tucson Facility, Austin Facility and Ft. Worth Facility;

          (b) Guarantor's acquisition of the Summit Vacant Property and the Broadway Vacant Property (as such terms are defined in that certain Secured Promissory Note dated of even date herewith by Guarantor for the benefit of HCPI (the "Land Loan Note"));

          (c) Guarantor's execution of the Land Loan Note, the related Deed of Trust with respect to the Summit Vacant Property and the related Deed of Trust with respect to the Broadway Vacant Property;

          (d) Guarantor's execution of the amendments to its organizational documents in a form reasonably acceptable to Lessor, as each such document is described on Exhibit A;

          (e) The dissolution of ARC Santa Catalina following the consummation of the transactions contemplated by that certain Contract of Acquisition dated of even date herewith by and between Guarantor, as seller, and HCPI, as buyer ("Contract of Acquisition");

          (f) The dissolution of ARC Fort Austin following the consummation of the transactions contemplated by that certain Contract of Acquisition;

          (g) ARC Santa Catalina, Inc.'s execution of the amendments to its organizational documents in a form reasonably acceptable to Lessor, as each such document is described on Exhibit B; and

          (h) Fort Austin Limited Partnership's execution of the amendments to its organizational documents in a form reasonably acceptable to Lessor, as each such document is described on Exhibit C;

     7. Effect of Agreement. Except as expressly amended hereby, the Lease remains in full force and effect. In other words, nothing herein shall affect the validity of the Lease or Lessee's (as the definition of Lessee has been amended hereby) continued obligations thereunder with respect to the Seminole Facility, Sun City Facility, Lexington Facility, Holland Facility and Brandywine Facility.

     8. Consent of Guarantor. Guarantor hereby (a) consents to this Amendment and the separation of the Separated Properties, and (b) re-affirms its obligations under the Guaranty.

     9. Miscellaneous.

          (a) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          (b) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

          (c) There are no agreements, understandings, commitments, representations or warranties with respect to the subject matter hereof except as expressly set forth in this Agreement. This Agreement supersedes all prior oral or written negotiations, understandings and agreements with respect to the subject matter hereof.

          (d) Neither anything contained herein nor the transaction provided for herein shall be deemed or construed to constitute a "bulk sale" or an assumption by Lessor of any obligations of Lessee.

          (e) Each of the parties hereto acknowledges that it has negotiated for the specific considerations to be received by it hereunder and that damages would be an inadequate remedy for the breach of this Agreement by the other party. Each of the parties hereto shall be entitled to enforce the terms of this Agreement by an action either for specific performance or for injunctive relief, or both, to prevent the breach or continued breach of this Agreement. The prevailing party in any proceeding pursuant to or based upon this Agreement or in which this Agreement is asserted as a defense shall be entitled to recover attorneys' fees and costs incurred in such proceeding in such amount as the court shall determine to be reasonable.

          (f) Lessor and Lessee hereby reaffirm Section 46.2 of the Lease and hereby acknowledge and agree that this Lease, as amended hereby, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and that Lessor shall be entitled to all the benefits of ownership of the Leased Property, including but not limited to depreciation for all federal, state and local tax purposes.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                       "Lessor"


                          ARC RICHMOND PLACE REAL ESTATE HOLDINGS, LLC
                          ARC HOLLAND REAL ESTATE
                               HOLDINGS, LLC
                          ARC SUN CITY CENTER REAL ESTATE HOLDINGS, LLC
                          ARC LAKE SEMINOLE SQUARE REAL ESTATE HOLDINGS, LLC ARC BRANDYWINE REAL ESTATE
                               HOLDINGS, LLC
                          each, a Delaware limited liability company


WITNESSED:                By:      ARCPI Holdings, Inc., a Delaware
                                   corporation, its member

----------------------             By:
                                      ----------------------------
Witness                            Title:
                                         -------------------------

----------------------
Witness

WITNESSED:                By:      Health Care Property Investors, Inc., a
                                   Maryland corporation, its member

----------------------             By:
                                      -----------------------------------------
Witness Edward J. Henning, Senior Vice President, General Counsel and Corporate Secretary
----------------------
Witness


                           [Signature pages continue]

                                    "Lessee"


                          FORT AUSTIN LIMITED PARTNERSHIP,
                          a Texas limited partnership
WITNESSED:                By:      ARC Fort Austin Properties, LLC, its
                                   general partner

----------------------             By:
                                      -----------------------------------
Witness                            Title:
                                         --------------------------------

----------------------
Witness
                          ARC SANTA CATALINA, INC., a Tennessee corporation
                          ARC RICHMOND PLACE, INC., a Delaware corporation
                          LAKE SEMINOLE SQUARE
                               MANAGEMENT COMPANY, INC., a Tennessee corporation
                          FREEDOM GROUP-LAKE SEMINOLE
                               SQUARE, INC., a Tennessee corporation
                          ABC BRANDYWINE, LLC, a Tennessee
                               limited liability company

WITNESSED:                By:
                             --------------------------------------------
                          Title:
                                -----------------------------------------

----------------------
Witness

----------------------
Witness

                          FREEDOM VILLAGE OF HOLLAND,
                               MICHIGAN, a Michigan general partnership
                          FREEDOM VILLAGE OF SUN CITY CENTER,
                               LTD., a Florida limited partnership
WITNESSED:
                          By:      ARC Freedom, LLC, managing partner

                                   By:
                                      -----------------------------------
----------------------             Title:
                                         --------------------------------
Witness

----------------------
Witness


                           [Signature pages continue]

                                   "Guarantor"

WITNESSED:                ARCPI HOLDINGS, a Delaware corporation


----------------------    By:
                             --------------------------------------------
Witness                   Title:
                                -----------------------------------------

----------------------
Witness